SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): August 8, 2001

WFS Receivables Corporation

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	333-62784 (Commission file number)	33-0885464 (IRS employer identification no.)

6655 West Sahara, Las Vegas, Nevada (Address of principal executive offices)	89146 (Zip code)

Registrant’s telephone number, including area code: (702) 227-8100

This filing relates to Registration Statement No. 333-62784

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Exhibit 4.1
Exhibit 4.2
Exhibit 10.2
Exhibit 10.6

ITEM 5. OTHER EVENTS

     In connection with the offering of WFS Financial 2001-C Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached are copies of the Amended and Restated Trust Agreement, Indenture, Administration Agreement and Sale and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 4.1	Amended and Restated Trust Agreement dated as of August 8, 2001

Exhibit 4.2	Indenture dated as of August 1, 2001

Exhibit 10.2	Sale and Servicing Agreement dated as of August 1, 2001

Exhibit 10.6	Administration Agreement dated as of August 1, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION

Date: August 16, 2001	/s/ Mark Olson Mark Olson, Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Page

4.1	Amended and Restated Trust Agreement dated as of August 8, 2001

4.2	Indenture dated as of August 1, 2001

10.2	Sale and Servicing Agreement dated as of August 1, 2001

10.6	Administration Agreement dated as of August 1, 2001

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